Exhibit 10.1
DEVELOPMENT LINE OF CREDIT AGREEMENT
THIS DEVELOPMENT LINE OF CREDIT AGREEMENT (this “Agreement”), dated as of May 5, 2010, is entered into by and between the borrowing entities identified on Exhibit A attached hereto (jointly and severally, the “Borrower”), DIVERSIFIED RESTAURANT HOLDINGS, INC., a Nevada corporation, acting as “Borrowing Agent” for Borrower, and RBS CITIZENS, N.A., a national banking association, and its successors and assigns (the “Lender”).
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:
1. Loan Terms.
(a) Amount of Loan. Subject to the terms and conditions set forth in this Agreement, Lender shall make a loan to Borrower in the maximum principal amount of Six Million and no/100 Dollars ($6,000,000) (the “Loan”), which is the maximum aggregate amount of DLOC Advances that may be made and converted to a Term Loan pursuant to this Agreement. Borrower’s obligation to repay the Loan shall be evidenced by a promissory note substantially in the form attached hereto as Exhibit B (the “Note”). During the Draw Period, DLOC Advances will be made in accordance with Section 2 of this Agreement. From and after the Term Loan Effective Date, no additional DLOC Advances will be available. Notwithstanding any provision of this Agreement and the Loan Documents to the contrary, during the Draw Period the Loan is a straight line of credit and not a revolving line of credit and, accordingly, principal amounts paid and prepaid may not be re-borrowed or re-advanced. The DLOC Advances will be converted to a Term Loan on the Term Loan Effective Date, as provided in this Agreement.
(b) Maturity Date.
(i) Each DLOC Advance together with any accrued and unpaid interest shall, in the aggregate, be converted to a Term Loan on the Term Loan Effective Date.
(ii) The Term Loan shall have a term of sixty-six (66) months from the first day of the first month after the Term Loan Effective Date. The Term Loan shall mature and be due and payable in full on May 5, 2017 (the “Maturity Date”).
(iii) On the Maturity Date, in addition to any required Monthly Payment, Borrower shall also pay accrued and unpaid interest with respect to the Loan, together with any other amounts payable under this Agreement and the other Loan Documents.
(c) Payments.
(i) Interest on each DLOC Advance shall be due and payable in arrears on the fifth (5th) day of each month following the Closing Date. Borrower hereby authorizes Lender to automatically deduct from any deposit account of Borrower each monthly payment of interest and any other fees the Lender may assess Borrower from time to time pursuant to this Agreement. If the funds in the account are insufficient to cover any payment due to Lender, Lender will not be obligated to advance funds to cover the payment. Failure of Lender to charge any account or to give any notice shall not affect the obligation of Borrower to pay all amounts due hereunder or under the Note.

(ii) With respect to the Term Loan, Borrower hereby authorizes Lender to automatically deduct from any deposit account of Borrower for each Monthly Payment based upon the Term Loan Period, payable on or before the eighth (8th) day of each month, beginning on the eighth (8th) day of the first (1st) month following the Term Loan Effective Date and continuing on the last day of each succeeding month thereafter (each a “Term Loan Payment Date”) until the Maturity Date, along with any other fees the Lender may assess Borrower from time to time pursuant to this Agreement. All outstanding payments of interest, principal, and other sums shall be paid in full on the Maturity Date. If the funds in the account are insufficient to cover any payment due to Lender, Lender will not be obligated to advance funds to cover the payment. Failure of Lender to charge any account or to give any notice shall not affect the obligation of Borrower to pay all amounts due hereunder or under the Note.
(iii) Borrower shall pay Lender a fee in an amount equal to one-quarter percent (0.25%) per annum on the unused portion of the Loan during the Draw Period, calculated using the average balance of the Note, such fee to be payable quarterly in arrears on the last day of March, June, September and December, commencing on the last day of June, 2010. Any unused fee that has accrued and not paid shall be due and payable on the Term Loan Effective Date.
(d) Interest.
(i) Interest shall be set and accrue beginning on the first date a DLOC Advance is made by Lender to Borrower and shall bear interest at a rate per annum equal to the sum of the LIBOR Advantage Rate for such LA Interest Period plus the LA Margin.
(ii) Upon the Term Loan Effective Date, the principal sum outstanding on the Loan shall bear interest at the Term Interest Rate. All computations of interest shall be computed upon the basis of the actual number of days elapsed in a year consisting of 360 days.
(iii) Upon the occurrence of an Event of Default and while such Event of Default is continuing, the Term Interest Rate on the Loan shall increase by five percent (5.0%) per annum over the existing Interest Rate, compounded annually (the “Default Rate”).
(iv) Notwithstanding any provision to the contrary in this Agreement, in no event shall the Interest Rate charged on the Loan exceed the maximum rate of interest permitted under applicable state and/or federal usury law. Any payment of interest that would be deemed unlawful under applicable law for any reason shall be deemed received on account of, and will automatically be applied to reduce, the principal sum outstanding on the Loan and any other sums (other than interest) due and payable to Lender under this Agreement, and the provisions of this Agreement shall be deemed amended to provide for the highest rate of interest permitted under applicable law.
(e) Use of Proceeds. Each DLOC Advance shall be used in connection with the development and operation of Buffalo Wild Wings franchised locations and the development and operation of Bagger Dave’s locations as follows:

(i) up to seventy percent (70%) of the development cost for Buffalo Wild Wings locations; or
(ii) up to fifty percent (50%) of the development cost for Bagger Dave’s locations; or
(iii) purchases of real estate, limited to the lesser of eighty percent (80%) of appraised value of the said real estate or eighty percent (80%) of the purchase price of said real estate. Any DLOC Advance related to the purchase of real estate (“Real Estate Advance”) shall be subject to receipt of satisfactory real estate appraisals, environmental reports, construction monitoring (including architectural inspection) (collectively, the “Real Estate Due Diligence”) and such other items as may be required by Lender including, but not limited to the filing of mortgages (including leasehold mortgages), in Lender’s sole discretion
Borrower acknowledges that appropriate documentation, as requested by Lender, may be required prior to any DLOC Advance and that no more than twenty-five percent (25%) of the Loan shall be apportioned to Bagger Dave’s locations. No DLOC Advance shall be used for personal, family, or household purposes.
(f) Transaction Costs; Reimbursement of Expenses. On the Closing Date, Borrower shall pay Lender a sum equal to all of Lender’s transaction-related expenses, including attorneys’ fees and costs and fees for real estate evaluations, background checks, transaction related travel, any and all required due diligence and Lender’s closing fee, all of which will be in addition to any commitment or related fees due to Lender. In addition, Borrower shall reimburse Lender for all fees, costs and expenses incurred by Lender in connection with the exercise of Lender’s rights and duties under this Agreement and the other Loan Documents, the preservation and protection of the Collateral, and the enforcement or attempted enforcement of Borrower’s obligations under the Loan Documents, including, without limitation, attorneys’ fees. Further, Borrower shall reimburse Lender for all trustee, receiver and property manager fees and commissions and all costs, expenses and charges incurred by those parties in connection with this Agreement, the other Loan Documents, and the Collateral. Unless specified otherwise in this Section, all of Lender’s costs, expenses and charges (collectively, the “Reimbursement Expenses”) shall be payable by Borrower to Lender within five (5) days after demand from Lender and, if not paid when due, shall accrue interest at the Default Rate. The Reimbursement Expenses shall be Obligations under this Agreement and shall be secured by the Lien of this Agreement and the Security Agreement.
(g) Right of Lender to Make DLOC Advance. At the sole option of Lender, and regardless of whether or not required conditions precedent have been satisfied, Lender may disburse a DLOC Advance to itself to pay any interest, fees, costs, expenses, and other amounts from time to time due and payable to Lender pursuant to the Loan Documents. In no event shall Lender have any obligation to make such disbursements. The making of any such DLOC Advance by Lender to itself shall not be a cure or waiver of any Event of Default of Borrower under the Loan Documents.
2. Conditions to DLOC Advances. The obligation of Lender to make a DLOC Advance is subject to the satisfaction of each of the following conditions, unless waived in writing by Lender, as determined in its sole and absolute discretion:

(a) No Default; Representations. At the time of the request for a DLOC Advance and at the time the DLOC Advance is to be made, no Event of Default under any of the Loan Documents shall have occurred and be continuing or would occur as a result of the making of such DLOC Advance. At the time of the request for the DLOC Advance and at the time the DLOC Advance is to be made, all representations and warranties of the Borrower and Guarantor in the Loan Documents shall be true, correct and complete.
(b) Payment of Costs, Expenses and Fees. All costs, expenses and fees to be paid by Borrower under the Loan Documents on or before the date of the DLOC Advance will have been paid in full to Lender.
(c) No Material Adverse Effect. Lender shall have determined, in its sole judgment, that there has been no Material Adverse Effect on the financial condition or prospects of the Borrower, any Guarantor, the Business or the Property. “Material Adverse Effect” is defined as a change which (a) materially impairs or is reasonably expected to impair the ability of Borrower or Guarantor to pay and perform their obligations under the Loan Documents to which they are a party; or (b) materially impairs or is reasonably expected to materially impair the ability of Lender to enforce its rights and remedies under any Loan Document; or (c) has or is reasonably expected to have any material adverse effect on the Collateral, the lien of Lender in such Collateral or the priority of such lien; or (d) is prejudicial to any Business, operations or financial condition of the Borrower or any Guarantor.
(d) Borrower Delivery Requirements for each DLOC Advance. In order to request a DLOC Advance, Borrower Borrowing Agent shall deliver to Lender the “Request for DLOC Advance and Compliance Certificate” attached as Exhibit C (“DLOC Request”) printed on Borrower’s letterhead with the amount of the DLOC Advance being requested, the intended use, Borrower’s loan number and the identification of the Borrower’s contact in connection with the DLOC Advance, including his/her office phone number along with invoices to support the requested amount and to insure that the requested DLOC Advance will meet the advance limitations described in Section 1(e). For purposes of the written request, cellular phone numbers for the contact person are not in compliance with Lender’s requirements. In addition, the Borrower shall provide full and complete account information where Lender shall deposit the DLOC Advance if such account is different than the account from which Borrower’s automatic payments are made to Lender.
So long as the above conditions in Sections 2(a) through 2(d) are satisfied on or before Noon (central standard time) on a business day, the DLOC Advance for approved invoices will be funded no later than the next business day, except for in the case of a Real Estate Advance in which case, the Lender shall have a reasonable time to fund the Real Estate Advance following receipt of satisfactory Real Estate Due Diligence. Borrower may not request more than five (5) DLOC Advances in any calendar month. There is no minimum amount required to be requested. In no event shall the amount of the collective DLOC Advances exceed the amount of the Loan. Each DLOC Advance will be deposited into the Borrower’s or Borrowing Agent’s account identified in Section 2(d) above.
3. Prepayment. Borrower may, at any time during the term of the Loan, prepay all of the outstanding principal of the Loan in full, but not in part. Concurrently with such prepayment in full, Borrower shall pay all accrued interest on such principal amount being prepaid as of the date of prepayment, any other amounts payable under this Agreement and an amount equal to any breakage costs incurred in connection with the termination of any interest rate swap agreement, interest rate cap agreement and interest rate collar agreement, or any other agreement or arrangement entered into between Borrower and Lender and designed to protect Borrower against fluctuations in interest rates or currency exchange rates.

4. Representations and Warranties. Borrower hereby warrants and represents to Lender on the Closing Date, at the time a DLOC Advance is made, and upon the Term Loan Effective Date, the following:
(a) Organization and Qualification. Borrower is duly organized, validly existing and in good standing under the laws of the state in which it was incorporated, has the power and authority to carry on its business and to enter into and perform all documents relating to this transaction, and is qualified and licensed to do business in each jurisdiction in which such qualification or licensing is required. All information provided to Lender with respect to Borrower and its operations is true and correct.
(b) Due Authorization. The execution, delivery and performance by Borrower, and Guarantor as applicable, of the Loan Documents (i) have been duly authorized by all necessary company action, (ii) do not contravene any law, regulation, ordinance, order, or decree of any Governmental Authority, (iii) do not contravene any provision of the Organizational Documents of Borrower, (iv) do not violate any agreement or instrument by which Borrower is bound (with the permitted exception of the AMC Grand Blanc, Inc. lease), and (v) will not result in the creation of a Lien on any assets of Borrower except the Lien granted to Lender pursuant to this Agreement and the Security Agreement. Borrower has duly executed and delivered to Lender the Loan Documents and they are valid and binding obligations of Borrower enforceable according to their respective terms, except as they may be limited by equitable principles and by bankruptcy, insolvency or similar laws affecting the rights of creditors generally. No notice to, or consent by, any Governmental Authority is needed in connection with this transaction.
(c) Guaranty Agreement. Each Guarantor has duly executed and delivered to Lender a Guaranty Agreement (the “Guaranty”) and it is a valid and binding obligation of each Guarantor enforceable according to its terms, except as limited by equitable principles and by bankruptcy, insolvency or similar laws affecting the rights of creditors generally. Borrower further represents that it will provide notice to Lender of any event resulting in the emergence of a Future Guarantor and Borrower shall direct such Guarantor to execute and deliver to Lender a Guaranty.
(d) Litigation. Except as set forth in Schedule 4(d), there is no claim, litigation, proceeding, investigation or inquiry, administrative or judicial, pending or threatened against or affecting Borrower or its shareholders, officers, Properties or assets that is an uninsured claim.
(e) Business. Borrower is not a party to or subject to any agreement or restriction that may have a Material Adverse Effect on Borrower’s Business, Property to prospects.
(f) Licenses, etc. Borrower has obtained any and all licenses, permits, franchises, authorizations from each Governmental Authority, patents, trademarks, copyrights or other rights necessary for the ownership of the Property and the advantageous conduct of its Business. Borrower possesses adequate licenses, patents, patent applications, copyrights, trademarks, trademark applications, and trade names to continue to conduct its business as heretofore conducted by it, without any conflict with the rights of any other person or entity. All of the foregoing is in full force and effect and none of the foregoing are in known conflict with the rights of others.

(g) Laws and Taxes. Borrower is in material compliance with all laws, regulations, rulings, orders, injunctions, decrees, conditions or other requirements applicable to or imposed upon Borrower by any law or by any Governmental Authority, court or agency. Borrower has filed all required tax returns and reports that are now required to be filed by it in connection with any federal, state and local tax, duty or charge levied, assessed or imposed upon Borrower or its assets, including unemployment, social security, and real estate taxes. Borrower has paid all taxes which are now due and payable. No taxing authority has asserted or assessed any additional tax liabilities against Borrower which are outstanding on this date.
(h) Title. Borrower has good and marketable title to the assets reflected on the most recent balance sheet submitted to Lender prior to the Closing Date and the Collateral, free and clear from all liens and encumbrances of any kind, except for (collectively, the “Permitted Liens”) (a) current taxes and assessments not yet due and payable, (b) liens and encumbrances, if any, reflected or noted on such balance sheet submitted to Lender prior to the Closing Date or notes thereto, (c) assets disposed of in the ordinary course of business, (d) any security interests, pledges, assignments or mortgages granted to Lender to secure the repayment or performance of the Obligations; (e) pledges and deposits of money securing statutory obligations under workmen’s compensation, unemployment insurance, social security or public liability laws or similar legislation (excluding liens under ERISA); (f) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Borrower is a party as lessee made in the ordinary course of business; (g) inchoate and unperfected workers, mechanics’ or similar Liens arising in the ordinary course of business; and (h) the liens and encumbrances listed on Schedule 3(h).
(i) Subsidiaries and Partnerships. Except as set forth on Schedule 4(i), Borrower has no Subsidiaries and is not a party to any partnership agreement or joint venture agreement.
(j) Defaults. Borrower is in compliance with all Franchise Agreements, Lease Agreements, and other material agreements applicable to it and the Property and Collateral and there does not now exist any default or violation of or under any of the terms, conditions or obligations of (a) its Organizational Documents, or (b) any indenture, mortgage, deed of trust, franchise, lease, permit, contract agreement or other instrument to which Borrower is a party or by which it is bound, and the consummation of the transactions contemplated hereunder will not result in such default or violation.
(k) ERISA. Borrower and all individuals or entities who along with Borrower would be treated as a single employer under ERISA or the Internal Revenue Code of 1986, as amended (an “ERISA Affiliate”), are in compliance with all of their obligations to contribute to any “employee benefit plan” as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, and any regulations promulgated thereunder from time to time (“ERISA”). Borrower and each of its ERISA Affiliates are in full compliance with ERISA, and there exists no event described in Section 4043(b) thereof (“Reportable Event”).
(l) Insurance. Borrower has obtained, shall maintain or cause to be maintained at all times, insurance for Borrower, the Property, the Business and Collateral as set forth in Section 5(b) of this Agreement.
(m) Environmental Laws. Borrower, its Business operations (including, but not limited to, the business and franchises) and its assets (including, but not limited to the Collateral, the Business and the Property) are and shall be in compliance with all Environmental Laws. “Environmental Laws” means all present and future federal, state and local laws

(including common law) and ordinances and rules, regulations, requirements, orders, directives, injunctions and decrees of any Governmental Authority, relating to Hazardous Materials or the protection of public and worker health and safety or the environment in the jurisdictions where the Properties are located or where any Hazardous Materials used, generated or disposed of with respect to the Properties by Borrower are located. “Hazardous Materials” means any substance, material or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including petroleum or any fraction thereof, asbestos, polychlorinated biphenyls and radioactive substances.
(n) Financial Statements. Borrower represents that all financial statements provided to Lender, either prior to or contemporaneously herewith, are true, correct and complete in all material respects, and that there has been no material adverse change in the financial condition or prospects of Borrower, any Guarantor or the Business since the date of such financial statements. Borrower shall provide to Lender any and all additional financial information and materials as Lender may request concerning Borrower, the Guarantor, the Collateral, the Property or the Business, all of which shall be in form and substance satisfactory to Lender in all respects. All of the financial statements and other information and materials delivered or caused to be delivered by Borrower to Lender have been and shall be prepared in accordance with GAAP and shall be accurate and complete in all respects.
(o) Persons with Disabilities; Accessibility. The Collateral and the Property presently do, and the Collateral and Property at all times shall, strictly comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990 as may be amended, all state and local laws and ordinances related to accessibility for persons with disabilities and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, “Access Laws”). Notwithstanding any provisions set forth herein or in any other document regarding Lender’s approval of alterations of the Property, Borrower shall not alter the Property in any manner which would increase Borrower’s responsibilities for compliance with the applicable Access Laws without the prior written approval of Lender. The foregoing shall apply to tenant improvements constructed by Borrower or by any of their tenants. Lender may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer or other person acceptable to Lender. Further, Borrower agrees to give prompt written notice to Lender of the receipt by Borrower of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.
(p) Lease Agreements and Franchise Agreements. The Lease Agreements and the Franchise Agreements each have an initial term, without exercised options, greater than or equal to the term of the Loan, except as identified on Schedule 4(p). Borrower agrees to seek the prior consent of Lender prior to choosing not to exercise an available option to extend a Lease Agreement or Franchise Agreement.
The representations and warranties contained in this Section 4 are true, correct and complete in all material respects, and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make such representation or warranty not misleading.
5. Affirmative Covenants. Borrower covenants with, and represents and warrants to, Lender that, from and after the execution date of this Agreement until the Obligations are paid and satisfied in full:

(a) Financial Statements.
(i) Borrower will maintain a standard and modern system for accounting in accordance with GAAP and will prepare and furnish to lender:
(1) within one hundred twenty (120) days after each fiscal year end, audited consolidating and consolidated year-end financial statements for Borrower and any Affiliates prepared by an independent certified public accountant in accordance with GAAP (subject to standard exceptions) in the United States, consistently applied, in form and substance reasonably satisfactory to Lender, along with a Compliance Certificate, the form of which is attached hereto as Exhibit C;
(2) within sixty (60) days after each quarter end, compiled quarterly financial statements for Borrower and any Affiliates prepared in accordance with GAAP (subject to standard exceptions) in the United States, consistently applied, including year-to-date financial results, and comparisons to the previous year’s financial results for such period, in form and substance reasonably satisfactory to Lender, together with a Compliance Certificate, the form of which is attached hereto as Exhibit C;
(3) within sixty (60) days after each quarter end, individual Property store sales reports;
(4) within thirty (30) days after filing but no later than October 31 of any year, copies of federal tax returns filed by the Personal Guarantor, along with a personal financial statement in form and substance reasonably acceptable to Lender for such Personal Guarantor.
(ii) Borrower shall give representatives of Lender access to its books and records at all reasonable times, including permission to examine, copy and make abstracts from any such books and records and such other information which might be helpful to Lender in evaluating the status of the Loan as it may reasonably request from time to time.
(iii) If at any time Borrower has any subsidiaries which have financial statements that could be consolidated with those of Borrower under GAAP, the financial statements required above shall be the financial statements of Borrower and all such subsidiaries prepared on a consolidated and consolidating basis.
(b) Insurance. At its own expense, Borrower shall obtain and maintain:
(i) insurance against (a) loss, destruction or damage to its Property and Business of the kinds included within the classification “All Risks of Physical Loss” and such insurance shall be maintained in an amount which, after the application of any deductible, shall be equal to the full insurable value of the Property and the tangible Collateral. The term “full insurable value” shall mean the actual replacement cost of the Property and the Collateral (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) determined annually by an insurer, a recognized independent insurance broker or an independent appraiser selected by Lender and paid by Borrower. Such All Risks of Physical Loss insurance shall also include business interruption coverage for a minimum twelve (12) months’ loss of income, including coverage for all amounts due under the Note with the Lender named as a loss payee with respect to those payments, (b) Commercial General Liability insurance covering bodily injury, death, property damage, products liability and liability from the sale of liquor, beer or wine (if applicable) in such amounts as are generally available at commercially reasonable premiums and are generally required by institutional lenders for businesses and assets comparable to the Property, Business and Collateral but in any event for a combined single limit of at least $1,000,000.00 per occurrence, and $3,000,000.00 in the aggregate, (c) statutory workers’ compensation insurance with respect to any work in connection with the Property and Business or on or about the Collateral and Property, (d) if any Property is in an area identified by the Federal Emergency Management Agency as having special flood hazards, flood insurance in an amount equal to the full insurable value or the maximum limit of coverage available for the Collateral and the Property under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, or the National Flood Insurance Reform Act of 1994, as each may be amended from time to time, and (e) if any Property is in an area subject to earthquakes, earthquake insurance equal to the full insurable value of the Property. All such policies shall (i) be issued by financially sound and reputable insurers with a rating of at least “A” or better by both Standard & Poor’s Ratings Service and Moody’s Investors Service (or such other credit rating agencies as may be designated by Lender) or a general policy rating of “A-” or better and a financial class of VIII or better by A.M. Best Company, Inc., (ii) if required, name Lender as a “loss payee”, “additional insured” or “mortgagee”, as applicable, and (iii) shall provide for thirty (30) days prior written notice to Lender before such policy is altered, canceled or terminated. All of the insurance policies required hereby shall be evidenced by one or more Certificates of Insurance delivered to Lender by Borrower on or before the Closing Date and at such other times as Lender may request from time to time.
(ii) any and all other insurance required under any of Borrower’s Franchise Agreements and Lease Agreements.
(c) Taxes. Borrower shall pay when due all taxes, assessments and other governmental charges imposed upon it or its assets, franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which by law might be a lien or charge upon any of its assets, provided that (unless any material item or property would be lost, forfeited or materially damaged as a result thereof) no such charge or claim need be paid if it is being diligently contested in good faith, if Lender is notified in advance of such contest and if Borrower establishes an adequate reserve or other appropriate provision required by GAAP and deposits with Lender cash or bond in an amount acceptable to Lender.
(d) Compliance with Laws. Borrower shall comply with all federal, state and local laws, regulations and orders applicable to Borrower or its assets including but not limited to all environmental laws, in all respects material to Borrower’s Business, assets or prospects and shall immediately notify Lender of any violation of any rule, regulation, statute, ordinance, order or law relating to the public health or the environment and of any complaint or notifications received by Borrower regarding any environmental or safety and health rule, regulation, statute, ordinance or law. Borrower shall obtain and maintain any and all licenses, permits, franchises, authorizations from Governmental Authorities, patents, trademarks, copyrights or other rights necessary for the ownership of its Property and the advantageous conduct of its Business and as may be required from time to time by applicable law.

(e) Renewal of Lease Agreements and Franchise Agreements. Borrower agrees to take all actions necessary to renew the Lease Agreements and Franchise Agreements that may require renewal during the term of the Loan or enter into a comparable lease in the franchise territory, including, but not limited to those identified on Schedule 4(p).
(f) Other Amounts Deemed Loans. If Borrower fails to pay any tax, assessment, governmental charge or levy or to maintain insurance within the time permitted or required by this Agreement, or to discharge any Lien prohibited hereby, or to comply with any other Obligation, Lender may, but shall not be obligated to, pay, satisfy, discharge or bond the same for the account of Borrower. To the extent permitted by law and at the option of Lender, all monies so paid by Lender on behalf of Borrower shall be deemed Obligations and Borrower’s payments under this Agreement may be increased to provide for payment of such Obligations plus interest thereon.
(g) Inspection Rights. Upon reasonable notice during customary business hours, Lender or its duly authorized representative shall have the right to visit all the facilities of Borrower, meet with managers and inspect all records and files relevant to the operation of the Business, subject to the following limitations:
(i) Lender may conduct such inspection only one time in any twelve (12) month period unless there is an Event of Default, in which case, the Lender has the right to conduct an unlimited number of inspections; and
(ii) the costs of such inspection shall be borne equally between Borrower and Lender; unless the inspections occur during an Event of Default, in which case the entire cost of such inspections shall be borne by the Borrower.
(h) Death or Permanent Disability of Operator. Upon the death or permanent disability of Operator (and the inability of Borrower to obtain Lender’s approval of a suitable replacement within ninety (90) days of the event of death or disability), Lender shall have the option to require Borrower to pay all outstanding principal, interest and any other amounts due Lender pursuant to the Obligations.
(i) Operating Accounts. Except for the Florida Entities, Borrower and all Entity Guarantors shall maintain with Lender each of their primary operating and store deposit accounts, so long as Lender has a branch within five (5) miles of such store, and at the option of Lender, shall enter into agreements permitting the Lender to deposit all advances made hereunder and debit all fees, charges and expenses in respect of the Obligations.
(j) Further Assurances. Borrower shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, any and all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as shall be reasonably necessary from time to time to give full effect to the Loan Documents and the transactions contemplated thereby. In connection with any assignment or transfer of all or any portion of the Obligations or Collateral by Lender to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect of such Obligations or Collateral, Borrower agrees to execute, acknowledge and deliver or cause to be executed, acknowledged and delivered any and all other agreements, documents or instruments requested by Lender and/or its assignee or transferee.

6. Negative Covenants. Borrower covenants with, and represents and warrants to, Lender that, from and after the execution date of this Agreement until the Obligations are paid and satisfied in full:
(a) Limitation on Liens. Borrower will not create or suffer to exist any Lien in respect of any property of any character of Borrower including, but not limited to, the Collateral (whether owned on the date hereof or hereafter acquired) except for Permitted Liens.
(b) Limitation on Transactions. Borrower may enter into transactions so long as they are with members of the Borrower, a Guarantor or any Affiliate or with officers, shareholders, or management employees of a Borrower, Guarantor, or any Affiliate, so long as payments under any such transaction are subordinate to the payments due to Lender under the Loan Documents.
(c) Limitation on Investments. Borrower will not form or acquire any Subsidiary or acquire any interest in any business enterprise other than the Business.
(d) Limitation on Borrower’s Consolidation, Merger and Sales. Borrower will not sell, lease, assign, or transfer all, substantially all or any material portion of the assets of Borrower, or enter into or approve any liquidation, dissolution, combination, consolidation or merger involving Borrower, or any reclassification or recapitalization of Borrower.
(e) Limitation on Disposition of Assets. Borrower will not sell or otherwise dispose of any assets (other than the sale of inventory in the ordinary course of business and the disposition of obsolete or inoperable equipment) of Borrower unless the following conditions are satisfied: (i) the assets are sold at fair value, (ii) the assets are obsolete or are not necessary to operate the Business, (iii) the proceeds from the sale or disposition are one hundred percent (100%) in cash, and (iv) the proceeds are, within ten (10) days of receipt, applied, with Lender’s written approval, to permanently reduce the amount outstanding on the Note or are reinvested in assets used in the Business.
(f) Change in the Business. Borrower will not authorize, approve or otherwise change in any substantive way the Business of Borrower.
(g) Limitation on Distributions. Borrower shall not distribute any Excess Cash to the shareholders of Borrower, as shareholders, if:
(i) any Event of Default has occurred and is continuing;
(ii) any due and payable payment required to be made by Borrower to Lender under this Agreement is outstanding;
(iii) there were any overdue payments required to be made by Borrower to Lender within the twelve (12) month period immediately preceding the proposed date of distribution, regardless of whether Lender declared an Event of Default;
(iv) Borrower is not in strict compliance with all obligations and covenants contained in this Agreement; or
(v) the distribution would reduce Borrower’s liquidity to an extent that could be reasonably expected to damage the day-to-day operations of Borrower.

(h) Limitations on Development. Neither Borrower, Guarantor nor any Affiliate of Borrower or Guarantor shall develop any other Business locations (signing a lease agreement or franchise agreement or acquiring the property on which a Business will be located) without Lender’s consent, if:
(i) any Event of Default has occurred and is continuing;
(iii) Borrower is not in strict compliance with all obligations and covenants contained in this Agreement; or
(iv) the distribution would reduce Borrower’s liquidity to an extent that could be reasonably expected to damage the day-to-day operations of Borrower.
(i) Limitation on Payment of Management Expenses. Borrower shall not pay any Management Expenses unless (a) each Property is open for business to the general public and (b) Borrower is current on all of its payments and other obligations to Lender.
(j) Limitation on Indebtedness. Borrower will not create, assume, incur, or suffer to exist any Indebtedness other than liabilities incurred by Borrower in the ordinary course of conducting its business and loans related to the acquisition of real estate located at 2055 Badlands Dr., Brandon, Florida in an amount not to exceed Two Million Five Hundred Seventy-ThreeThousand and Sixty Dollars ($2,573,060.00).
(k) Margin Securities. No amount advanced to Borrower under the Note shall be used for the purpose of purchasing or carrying any “margin stock” or “margin security,” as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 CFR 221 and 224.
7. Financial Covenants.
(a) Debt Service Coverage Ratio. Borrower shall cause to be maintained as of the end of each fiscal quarter a Debt Service Coverage Ratio for the trailing twelve (12) month period of greater than or equal to 1.20 to 1.0.
(b) Lease Adjusted Leverage Ratio (tested on a quarterly basis). Borrower shall not cause the Lease Adjusted Leverage Ratio of Borrower on a consolidated basis to be greater than the Applicable Ratio, said ratio to be tested on a quarterly basis for the trailing twelve (12) month period. “Applicable Ratio” shall mean 5.75:1.00 for calculations made on or before December 31, 2010; 5.50:1.00 for calculations made on or before December 31, 2011; and 5.00:1.00 for calculations made thereafter.
(c) Lease Adjusted Leverage Ratio (tested at the time of each DLOC Advance). Borrower shall not cause the Lease Adjusted Leverage Ratio of Borrower on a consolidated basis to be greater than the Applicable Ratio, said ratio to be tested on a quarterly basis for the trailing twelve (12) month period. “Applicable Ratio” shall mean 5.25:1.00 for calculations made on or before December 31, 2010; 5.00:1.00 for calculations made on or before December 31, 2011; and 4.50:1.00 for calculations made thereafter.
(d) Adjustments for New Businesses. The Debt Service Coverage Ratio and the Lease Adjusted Leverage Ratio will be modified so that calculation of such ratios will not include results from Businesses open for a period of less than 12 months. In addition all figures for Businesses in their second year of operation will be adjusted so that such figures are tested on annualized basis rather than a trailing twelve (12) month basis.

8. Events of Default. Upon the occurrence of any of the following events (each, an “Event of Default”), Borrower hereby agrees to refuse any payment under an Inter-Affiliate Loan, and Lender may, at its option, without any demand or notice whatsoever, declare the Note and all Obligations to be fully due and payable in their aggregate amount, together with accrued interest and all prepayment premiums, fees, and charges applicable thereto:
(a) Except as otherwise provided in this Agreement, any failure to make any payment when due of principal or accrued interest under this Agreement, the Note or any other Obligation and such nonpayment remains uncured for a period of ten (10) days thereafter;
(b) Any representation or warranty of Borrower, or Guarantor as applicable, set forth in this Agreement, the Loan Documents or in any agreement, instrument, document, certificate or financial statement evidencing, guarantying, securing or otherwise related to, this Agreement or any other Obligation is materially inaccurate or misleading;
(c) Borrower fails to observe or perform any other term or condition of this Agreement, the Loan Documents or any other term or condition set forth in any agreement, instrument, document, certificate or financial statement evidencing, guarantying or otherwise related to this Agreement, the Loan Documents or any other Obligation, or Borrower otherwise defaults in the observance or performance of any covenant or agreement set forth in any of the foregoing for a period of thirty (30) days after notice to Borrower of such failure or default;
(d) An Event of Default occurs under the Security Agreement, the Guaranty or any other Loan Document;
(e) The death, permanent disability, legal incompetence or dissolution of any Borrower, Operator or of any Guarantor of the Obligations (and the inability of Borrower to obtain Lender’s approval of a suitable replacement within ninety (90) days of the event of death or disability), or the merger or consolidation of any of the foregoing with a third party, or the lease, sale or other conveyance of a material part of the assets or business of any of the foregoing to a third party outside the ordinary course of its business, or the lease, purchase or other acquisition of a material part of the assets or business of a third party by any of the foregoing;
(f) The occurrence of any event that causes a Material Adverse Effect on Borrower’s or Guarantors’ business operations (including, but not limited to, the Businesses), financial condition, assets or Collateral;
(g) The creation of any Lien (except a lien to Lender and the Permitted Liens) on, the institution of any garnishment proceedings by attachment, levy or otherwise against, the entry of a judgment against, or the seizure of, any of the property of Borrower or any Guarantor hereof including, without limitation, the Collateral for a period of thirty (30) days after notice of such default to Borrower;
(h) A commencement by Borrower or any Guarantor of the Obligations of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or the entry of a decree or order for relief in respect of Borrower or any Guarantor of the Obligations in a case under any such law or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Borrower or any Guarantor of the Obligations, or for any substantial part of the property of Borrower or any Guarantor of the Obligations, or ordering the wind-up or liquidation of the affairs of Borrower or any Guarantor of the Obligations; or the filing of a petition initiating an involuntary case in which Borrower or any Guarantor is the debtor under any such bankruptcy, insolvency or similar law; or the making by Borrower or any Guarantor of the Obligations of any general assignment for the benefit of creditors; or the failure of Borrower or any Guarantor of the Obligations generally to pay its debts as such debts become due; or the taking of action by Borrower or any Guarantor of the Obligations in furtherance of any of the foregoing;
(i) Any sale, conveyance or transfer of any rights in the Collateral securing the Obligations, or any destruction, loss or damage of or to any material portion of the Collateral;
(j) The occurrence of a default or an event of default under one or more of the Franchise Agreements or Lease Agreements or any other material agreement to which Borrower is a party for a period of thirty (30) days after notice of such default to Borrower; or
(k) The occurrence of any Event of Default beyond any applicable grace or cure period under any loan agreement and loan documents evidencing and/or securing any of the Obligations owed by Borrower, an Affiliate or any Guarantor to Lender.
9. Remedies. In addition to any other remedy permitted by law, Lender may at any time after the occurrence and during the continuance of an Event of Default, without notice, apply the Collateral to the Note or such other Obligations, whether due or not, and Lender may, at its option, proceed to enforce and protect its rights by an action at law or in equity or by any other appropriate proceedings; provided that the Note and the Obligations shall be accelerated automatically and immediately if the Event of Default arises under Section 8(i) above. Borrower shall pay all costs of collection incurred by Lender, including its reasonable attorney’s fees, if this Agreement is referred to an attorney for collection, whether or not payment is obtained before entry of judgment, which costs and fees are Obligations secured by the Collateral.
Lender’s rights and remedies hereunder are cumulative, and may be exercised together, separately, and in any order. No delay on the part of Lender in the exercise of any such right or remedy shall operate as a waiver. No single or partial exercise by Lender of any right or remedy shall preclude any other further exercise of it or the exercise of any other right or remedy. No waiver or indulgence by Lender of any Event of Default is effective unless in writing and signed by Lender, nor shall a waiver on one occasion be construed as a waiver of any other occurrence in the future.
10. Miscellaneous.
(a) Surveys and Environmental Reports. Intentionally omitted.
(b) Entire Agreement. This Agreement constitutes the complete and exclusive agreement and understanding between Lender and Borrower, and supersedes all prior agreements and understandings relating to the subject matter hereof. No usage of trade, course of performance, or course of dealing evidence may be used by a party to contradict, explain, supplement, or otherwise affect this Agreement, and no extrinsic evidence may be used by a party to resolve or introduce an ambiguity in the Agreement.

(c) Severability. The declaration of invalidity of any provision of this Agreement shall not affect any part of the remainder of the provisions.
(d) Assignment. Borrower may not assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender, which consent may be withheld in Lender’s sole discretion. Lender may assign some or all of its rights and remedies described in this Agreement without notice to, or prior consent from, Borrower.
(e) Waiver of Borrower. Borrower, and any Guarantor hereof, hereby waives demand, presentment, protest and notice of dishonor, notice of protest and notice of default except as otherwise specified in this Agreement. Borrower, including but not limited to all co-makers and accommodation makers of the Note, hereby waives all suretyship defenses including but not limited to all defenses based upon impairment of collateral and all suretyship defenses described in Section 3-605 of the Uniform Commercial Code (the “UCC”). Such waiver is entered to the full extent permitted by Section 3-605 (i) of the UCC.
(f) Waiver; Amendments.
(i) No failure or delay by Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Lender under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any Loan Document or consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 10(f)(ii) of this Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
(ii) No Loan Document, this Agreement or provision thereof may be waived, amended or modified except, in the case of this Agreement, by an agreement or agreements in writing entered into by Borrower and Lender or, in the case of any other Loan Document, by an agreement or agreements in writing entered into by the parties thereto with the consent of Lender.
(g) Jury Waiver. BORROWER, AND ANY GUARANTOR HEREOF, WAIVES THE RIGHT TO A TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Illinois, without reference to principles of conflicts of law.
(i) Notices. Except as otherwise specifically provided herein, all notices, requests, consents, and other communications hereunder must be in writing and delivered (i) if to Lender, RBS Citizens, N.A., 28 State Street, Boston, MA 02109, Attn: Timothy Shanahan, Senior Vice President, and (ii) if to Borrower, to the address set forth on the signature page of this Agreement. All communications hereunder shall be in writing and shall be deemed given upon the earlier of receipt, one (1) business day after being sent by facsimile transmission or by reputable overnight courier, or three (3) business days after being sent by certified mail. Each party, by notice so given, may specify a different notice address. Any notice of change of address shall be effective only upon receipt.

(j) Successors and Assigns. This Agreement shall inure to the benefit of and shall bind the parties hereto, their heirs, legal representatives, successors and permitted assigns.
(k) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.
(l) Lender Discussions with Franchisor. On the occurrence of an Event of Default beyond any applicable grace or cure period, Borrower hereby authorizes Lender to discuss with Buffalo Wild Wings International, Inc., or its successors or assigns (“Franchisor”) Borrower’s financial condition, operations and any other matters relating to Borrower, the Business or the Property. Borrower further (i) consents to the release to Lender by Franchisor of any information relating to the foregoing matters, and (ii) instructs Franchisor to release any information relating to the foregoing matters upon the request of Lender.
(m) Loan Sales; Participations. Borrower agrees that Lender may elect, at any time in its sole discretion, to assign, convey, sell, transfer, securitize or grant a participation in (a “Disposition”) all or any portion of Lender’s rights and obligations under this Agreement and the other Loan Documents, including any and all servicing rights, and that any such Disposition may be to one or more financial institutions, private investors, public securities marketplace, trust and/or other entities, in Lender’s sole discretion (“Additional Creditors”). Borrower further agrees that whether or not the Loan or any interest therein is sold or transferred, Lender may disseminate to any actual or potential Additional Creditors and to any servicer of the Loan, Governmental Authority, securities rating agency, bond insurer, and any other Person in connection with a Disposition (“Other Disposition Parties”), all financial and other information and materials which have been or shall be provided to or known by Lender with respect to this Agreement, the other Loan Documents, the Loan, Borrower, its business operations (including, but not limited to, the Enterprises), or their assets (including, but not limited to, the Collateral and Properties). Borrower shall promptly execute and deliver to Lender any estoppel certificates or other documents requested by Lender in connection with a Disposition of the Loan within fifteen (15) days from the date of such request. The indemnity and hold harmless obligations of Borrower under this Agreement and the other Loan Documents also shall also inure to the benefit of the Additional Creditors and the Other Disposition Parties and their respective owners, directors, managers, officers, employees, and agents.
(n) Grammatical Interpretation; Construction. The headings of sections and subsections and divisions in this Agreement and the other Loan Documents are only for convenience of reference and will not govern the interpretation of any of the provisions of this Agreement or the other Loan Documents. All grammatical changes shall be made to this Agreement and the other Loan Documents to maximize the rights and benefits belonging to Lender, including, without limitation, so that the singular shall include the plural and the masculine the feminine and vice versa.
(o) Time is of the Essence. Time is of the essence with respect to this Agreement and the other Loan Documents.

(p) Joint and Several Liability. If more than one person is liable for any indebtedness, liabilities and obligations to Lender described in this Agreement or the other Loan Documents or grants Lender a Lien against their assets (x) their liability shall be joint and several in nature and affect their jointly and/or severally-owned assets and (y) except as prohibited by applicable state law, each person waives (a) any right to require Lender to: (i) proceed against any other person, (ii) proceed against or exhaust any security received from any other person, or (iii) pursue any other remedy whatsoever; (b) any defense arising by reason of the application by any other person of the proceeds of any borrowing; (c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of any person against any other person, or any security, whether resulting from an election by Lender to foreclose upon security by non-judicial sale, or otherwise; (d) any setoff or counterclaim of any other person or any defense which results from any disability or other defense of any other person or the cessation or stay of enforcement from any cause whatsoever of the liability of any other person (including, without limitation, the lack of validity or enforceability of any Loan Document); (e) any right to exoneration of sureties which would otherwise be applicable; (f) any right of subrogation or reimbursement and, if there are any guarantors of the Obligations, any right of contribution, and right to enforce any remedy which Lender now has or may hereafter have against any other person and any benefit of, and any right to participate in, any security now or hereafter received by Lender; (g) all presentments, diligence, demands for performance, notices of non-performance, notices delivered under this Agreement or any other Loan Document, protests, notice of dishonor, and notices of acceptance of the Note and of the existence, creation or incurring of new or additional Obligations and notices of any public or private foreclosure sale; (h) the benefit of any statute of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium, redemption or similar law or similar rights for marshaling; (j) any right to be informed by Lender of the financial condition of any other person or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations; and (k) the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement or any other Loan Document, and agrees that the Obligations of each person shall not be affected by any circumstances, whether or not referred to in this Agreement or any other Loan Document, which might otherwise constitute a legal or equitable discharge of any person. Each person has the ability and assumes the responsibility for keeping informed of the financial condition of any other person and of other circumstances affecting such nonpayment and nonperformance risks. Without limiting the generality of any of the foregoing, each person hereby waives any right to be reimbursed by any other person for any payment of the Obligations made directly or indirectly by either person or from any property of any person, whether arising by way of any statutory, contractual or other right of subrogation, contribution, indemnification or otherwise.
(q) Capital Adequacy. Borrower shall pay directly to Lender from time to time on request such amounts as Lender may determine to be necessary to compensate Lender or its parent or holding company for any costs which it determines are attributable to the maintenance by Lender or its parent or holding company, pursuant the requirement of any Governmental Authority, of capital in respect of maintaining its loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of Lender or its parent or holding company to a level below that which such Lender or its parent or holding company could have achieved but for such requirement of the Governmental Authority). Lender will notify Borrower that it is entitled to compensation pursuant to this Section as promptly as practicable after it determines to request such compensation. Such notice to Borrower will set forth in reasonable detail the basis and amount of the request for compensation. Any request for additional compensation under this Section shall be paid by Borrower within thirty (30) days of the receipt by Borrower of the notice described in this Section.

(r) Lost Note. Borrower shall, if the Note is mutilated, destroyed, lost or stolen (a “Lost Note”), promptly deliver to Lender, upon receipt from Lender of an affidavit in a form reasonably acceptable to Lender and Borrower stipulating that such Note has been mutilated, destroyed, lost or stolen, in substitution therefor, a new promissory note containing the same terms and conditions as such Lost Note with a notation thereon of the unpaid principal and accrued and unpaid interest. Borrower shall provide fifteen (15) days’ prior notice to Lender before making any payments to third parties in connection with a Lost Note.
(s) Cross-Collateral. All Loans and advances by Lender to Borrower or an Affiliate under this Agreement, the Loan Documents or any other loan agreement or loan documents between such parties constitute one transaction, and all Indebtedness and the Obligations of Borrower or an Affiliate to Lender under this Agreement, the Loan Documents or any other loan agreement or loan documents, present and future, constitute one obligation secured by the Collateral of the Loan or the Collateral of an Affiliate loan and security held and to be held by Lender hereunder and by virtue of all other assignments and security agreements between Borrower and Lender now and hereafter existing, as may be amended, restated, supplemented, extended or renewed.
11. Definitions. All financial terms used herein but not defined on the exhibits, in the Security Agreement or any other Loan Document have the meanings given to them by GAAP. All other undefined terms have the meanings given to them in the Uniform Commercial Code as adopted in the state whose law governs this instrument. The following definitions are used herein:
“Access Laws” has the meaning set forth in Section 4(p) of this Agreement.
“Affiliate” means, as to Borrower, (a) any person or entity which, directly or indirectly, is in control of, is controlled by or is under common control with, Borrower, or (b) any person who is a director, officer or employee (i) of Borrower or (ii) of any person described in the preceding clause (a).
“Borrower” has the meaning given to such term in the Introduction to this Agreement.
“Borrowing Agent” means Diversified Restaurant Holdings, Inc., a Nevada corporation, who has the authority from each Borrower to act on its behalf for limited purposes, including but not limited to, making requests to Lender, providing payments due under the Loan, and other communications with Lender as necessitated by the Loan Documents.
“Business” means (i) the current and future Buffalo Wild Wings franchised restaurants operated by Borrower or an Affiliate pursuant to a Franchise Agreement, (ii) the current and future Bagger Dave’s restaurants operated by Borrower or an Affiliate, (iii) Bagger Dave’s Franchising Corporation’s franchise and licensing business, (iv) real estate owned by the Borrower or an Affiliate, (v) restaurant management services provided by the Borrower, Guarantor or an Affiliate, and (vi) ownership or operations of other concepts within the hospitality industry.
“Closing Date” means the date of this Agreement.
“Collateral” means all property of Borrower in which Lender has a lien, security interest or collateral assignment pursuant to the terms of this Agreement or any other Loan Document.

“Debt Service Coverage Ratio” means for the period in question, on a consolidated basis for Borrower and all Affiliates, the calculation described as a ratio of (i) (a) EBITDA, less (b) cash taxes, less (c) maintenance capital expenditures ($10,000 per store), less (d) distributions, less (e) changes in Borrower shareholder notes, divided by (ii) “Interest Expense and Principal Payments of the Indebtedness.” For purposes of this calculation, Interest Expense and Principal Payments of the Indebtedness shall include payments under all loan arrangements between Borrower and all Affiliates and its members/shareholders, whether now existing or hereafter arising and whether or not reflected on Borrower’s internal financial statements.
“Default Rate” has the meaning set forth in Section 1(d)(iii) of this Agreement.
“DLOC Advance” means each disbursement of the Loan made during the Draw Period pursuant to this Agreement upon the satisfaction or waiver of the conditions precedent to such DLOC Advance set forth in Section 2 of this Agreement.
“Draw Period” means the eighteen (18) month period from the Closing Date to the Term Loan Effective Date.
“Earnings Before Interest and Taxes” means for any period the sum of (i) net income (or loss) for such period (excluding extraordinary gains and losses), plus (ii) all interest expense for such period, plus (iii) all charges against income for such period for federal, state and local taxes.
“EBITDA” means for any period the sum of (i) Earnings Before Interest and Taxes for such period plus (ii) depreciation expenses for such period, plus (iii) amortization expenses for such period.
“Entity Guarantor” means Diversified Restaurant Holdings, Inc., a Nevada corporation, AMC Group, Inc., a Michigan corporation; AMC Wings, Inc., a Michigan corporation, AMC Burgers, Inc., a Michigan corporation, and Bagger Dave’s Franchising Corporation, a Michigan corporation, Bagger Dave’s Franchising Corporation, a Michigan corporation.
“ERISA” has the meaning set forth in Section 4(l) of this Agreement.
“ERISA Affiliate” has the meaning set forth in Section 4(l) of this Agreement.
“Event of Default” has the meaning set forth in Section 8 of this Agreement.
“Excess Cash” means Borrower’s net income under GAAP less (a) all payments to lenders, (b) reserves for capital improvements, replacements and contingencies, and (c) any other amounts reasonably necessary to be retained by Borrower for the effective maintenance of the Business as determined in good faith by Operator.
“Florida Entities” shall include Buckeye Group, LLC, Buckeye Group II, LLC, MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., and any future entities affiliated with Borrower organized or conducting business in the State of Florida.
“Franchise Agreements” means the agreements listed on Schedule 1 between Buffalo Wild Wings International, Inc. and an Affiliate of Borrower for the operation of a Buffalo Wild Wings Business at a Property.

“Funded Debt” of any person as of any date means the sum of all current and long-term obligations (including all current and long-term obligations with respect to capital leases) of such person as of such date.
“Future Guarantor” is defined as any person who becomes a twenty-five percent (25%) or greater owner in any Borrower or Entity Guarantor.
“GAAP” means generally accepted accounting principles as in effect from time to time.
“Governmental Authority” means any nation, sovereign or government; any state or other political subdivision thereof; any agency, authority or instrumentality thereof or of any such state or political subdivision; and any entity or authority exercising executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government, including any central bank, stock exchange, regulatory body, arbitrator, public sector entity, supra-national entity and any self-regulatory organization.
“Guarantor” means, jointly and severally, the Personal Guarantor and the Entity Guarantors.
“Guaranty” has the meaning set forth in Section 4(c) of this Agreement.
“Hedge Agreement” means any hedge agreement, interest rate swap, cap, collar or floor agreement or any other interest rate management devise entered into by Borrower with any Person in connection with any Indebtedness of Borrower.
“Indebtedness” means (i) all items (except items of capital stock, of capital surplus, of general contingency reserves or of retained earnings, deferred income taxes, and amount attributable to minority interest if any) which in accordance with generally accepted accounting principles would be included in determining total liabilities on a consolidated basis (if Borrower should have a subsidiary) as shown on the liability side of a balance sheet as at the date as of which indebtedness is to be determined, (ii) all indebtedness secured by any mortgage, pledge, lien or conditional sale or other title retention agreement to which any property or asset owned or held is subject, whether or not the indebtedness secured thereby shall have been assumed (excluding non-capitalized leases which may amount to title retention agreements but including capitalized leases), and (iii) all indebtedness of others which Borrower or any subsidiary has directly or indirectly guaranteed, endorse (otherwise than for collection or deposit in the ordinary course of business), discounted or sold with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which Borrower or any subsidiary has agreed to apply or advance funds (whether by way of loan, stock purchase, capital contribution or otherwise) or otherwise to become directly or indirectly liable and all net obligations under any interest rate swap or other interest rate management device or any Hedge Agreement.
“Interest Rate” means an amount per annum equal to the sum of the LIBOR Advantage Rate and the LIBOR Margin, or the Term Interest Rate, as applicable.
“LA Interest Period” means, with respect to any LIBOR Advantage Loan, the period commencing on and including the date hereof (the “Start Date”) and ending on but excluding the date which numerically corresponds to such date one month later, and thereafter, each one month period ending on the day of such month that numerically corresponds to the Start Date. If an LA Interest Period is to end in a month for which there is no day which numerically corresponds to the Start Date, the LA Interest Period will end on the last day of such month. Notwithstanding the date of commencement of any LA Interest Period, interest shall only begin to accrue as of the Closing Date.

“LA Margin” means four percent (4%).
“Lease Adjusted Ratio” as of any date means the ratio of (a) the sum of (i) Funded Debt as of such date and (ii) Third Party Rent for the twelve (12) month period ending on such date multiplied by eight (8), to (b) the sum of EBITDA and Third Party Rent for the twelve (12) month period ending on such date.
“Lease Agreements” means the Lease Agreements listed on Schedule 2, which agreements are by and between the parties so indicated on such Schedule.
“Lender” has the meaning given to such term in the introduction to this Agreement.
“LIBOR Advantage Loan” shall mean any loan or advance for which the applicable rate of interest is based upon the LIBOR Advantage Rate.
“LIBOR Advantage Rate” means, relative to any LA Interest Period, the offered rate for delivery in two London Banking Days of deposits of U.S. Dollars for a term coextensive with the designated LA Interest Period which the British Bankers’ Association fixes as its LIBOR rate as of 11:00 a.m. London time on the day on which such LA Interest Period commences. If the first day of any LA Interest Period is not a day which is both a (i) business day, and (ii) a London Banking Day, the LIBOR Advantage Rate shall be determined by reference to the next preceding day which is both a business day and a London Banking Day. If for any reason the LIBOR Advantage Rate is unavailable and/or the Lender is unable to determine the LIBOR Advantage Rate for any LA Interest Period, the Lender may, at its discretion, either: (a) select a replacement index based on the arithmetic mean of the quotations, if any, of the interbank offered rate by first class banks in London or New York for deposits with comparable maturities or (b) accrue interest at a rate per annum equal to the Lender’s Prime Rate as of the first day of any LA Interest Period for which the LIBOR Advantage Rate is unavailable or cannot be determined.
“Lien” means any security interest, mortgage, pledge, assignment, lien or other encumbrance of any kind, including interests of vendors or lessors under conditional sale contracts or capital leases.
“Loan” has the meaning set forth in Section 1(a) of this Agreement.
“Loan Documents” means each and every document or agreement executed by any party evidencing, guarantying or securing any of the Obligations, including, but not limited to, this Agreement, the Note, the Security Agreement, any Hedge Agreement, the Trademark Security Agreement, the Guaranty, the Undertaking Letter and any insurance policy; “Loan Document” means any one of the Loan Documents.
“London Banking Day” means any day on which dealings in U.S. Dollar deposits are transacted in the London interbank market.

“Management Expenses” means any and all expenses not directly attributable to a particular franchised store, including salaries, bonuses or other compensation to non-store level personnel.
“Material Adverse Effect” has the meaning set forth in Section 2(c) of this Agreement.
“Maturity Date” has the meaning set forth in Section 1(b) of this Agreement.
“Monthly Payment” means the monthly payment due each month during the Term Loan Period which shall be calculated based on the use attributed to each DLOC Advance as follows: (a) eighty-four (84) months for equipment and leaseholds; (b) one hundred forty-four (144) months for leasehold mortgages; or (c) one hundred eighty (180) months for fee simple real estate.
“Note” has the meaning set forth in Section 1(a) of this Agreement.
“Obligation(s)” means all loans, advances, indebtedness and each and every other obligation or liability of Borrower owed to Lender, however created, of every kind and description whether now existing or hereafter arising and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, participated in whole or in part, created by trust agreement, lease overdraft, agreement or otherwise, whether or not secured by additional collateral, whether originated with Lender or owed to others and acquired by Lender by purchase, assignment or otherwise, and including, without limitation, all loans, advances, indebtedness and each and every obligation or liability arising under this Agreement, all obligations to perform or forbear from performing acts, and agreements, instruments and documents evidencing, guarantying, securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications and restatements thereof, and all expenses and attorneys’ fees incurred by Lender hereunder or any other document, instrument or agreement related to any of the foregoing.
“Operator” means T. Michael Ansley, an individual residing in Michigan.
“Organizational Documents” means any articles, bylaws, certificates, operating agreements, limited liability company agreements or similar organizational documents of Borrower.
“Permitted Liens” has the meaning set forth in Section 4(h) of this Agreement.
“Personal Guarantor” means T. Michael Ansley, an individual residing in Michigan and any Future Guarantor.
“Property” means the Buffalo Wild Wings and Bagger Dave’s properties listed on Schedule 3 attached hereto and made a part hereof.
“Reportable Event” has the meaning set forth in Section 4(k) of this Agreement.
“Security Agreement” means that certain Security Agreement executed by Borrower in favor of Lender of even date herewith.

“Subsidiary” means any corporation, limited liability company or other entity in which Borrower owns a majority of the voting equity interests or has the ability to control or direct management of the business of such entity.
“Term Interest Rate” means a fixed rate of interest equal to Lender’s best wholesale rate plus four percent (4%) per annum, compounded annually, as of the Term Loan Effective Date.
“Term Loan” means the amortizing term loan that results from a conversion of DLOC Advances in accordance with Section 2.
“Term Loan Period” means, with respect to the Term Loan, a period of sixty-six (66) months, commencing on the first day of the month immediately following the Term Loan Effective Date.
“Term Loan Effective Date” means the date which is eighteen (18) months after the Closing Date, on which date there shall be an automatic conversion of DLOC Advances to a Term Loan.
“Term Loan Payment Date” has the meaning set forth in Section 1(c)(ii) of this Agreement.
“Third Party Rent” of any person for any period means all operating lease expense for such period paid to third parties which are not Affiliates of such person.
“Undertaking Letter” shall mean that certain Undertaking Letter dated of even date herewith by and among Lender, Borrower and Operator.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Credit Agreement on the date first written above.

RBS CITIZENS, N.A., a national banking association
By:	/s/ Timothy Shanahan
	Name:	Timothy Shanahan
	Title:	Senior Vice President

FLYER ENTERPRISES, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

ANKER, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

TMA ENTERPRISES OF NOVI, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

TMA ENTERPRISES OF FERNDALE, LLC, a Michigan limited liability company
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	Manager

AMC WARREN, LLC, a Michigan limited liability company
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	Manager

AMC GRAND BLANC, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

AMC PETOSKEY, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

AMC TROY, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

AMC FLINT, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

AMC PORT HURON, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

AMC CHESTERFIELD, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

AMC MARQUETTE, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

MCA ENTERPRISES BRANDON, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

BUCKEYE GROUP, LLC, a Michigan limited liability company
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	Manager

BUCKEYE GROUP II, LLC, a Michigan limited liability company
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	Manager

AMC NORTH PORT, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

AMC RIVERVIEW, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

BERKLEY BURGERS, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

TROY BURGERS, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

ANN ARBOR BURGERS, INC., a Michigan corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

BORROWING AGENT: DIVERSIFIED RESTAURANT HOLDINGS, INC., a Nevada corporation
By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

ADDRESS FOR NOTICE: Attn: T. Michael Ansley	WITH A COPY TO (which copy is intended only as information and does not constitute legal notice hereunder):
27680 Franklin Road Southfield, MI 48034	Fahey Schultz Burzych Rhodes PLC Attn: Mark J. Burzych, Esq. 4151 Okemos Road Okemos, MI 48864

STATE OF MICHIGAN
COUNTY OF MACOMB
Acknowledged by T. Michael Ansley, as the President of Berkley Burgers, Inc., Ann Arbor Burgers, Inc., Troy Burgers, Inc., Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., Diversified Restaurant Holdings, Inc., and as the Manager of TMA Enterprises of Ferndale, LLC, AMC Warren, LLC, Buckeye Group, LLC and Buckeye Group II, LLC, before me on the 5 day of May, 2010.

Signature	/s/ Janelle Garavaglia

Printed name	Janelle Garavaglia

Notary public, State of Michigan, County of Macomb My commission expires January 27, 2011 Acting in the County of Macomb

EXHIBIT A
BORROWING ENTITIES
•	Berkley Burgers, Inc.

•	Ann Arbor Burgers, Inc.

•	Troy Burgers, Inc.

•	Flyer Enterprises, Inc.

•	Anker, Inc.

•	TMA Enterprises of Novi, Inc.

•	TMA Enterprises of Ferndale, LLC

•	AMC Warren, LLC

•	AMC Grand Blanc, Inc.

•	AMC Petoskey, Inc.

•	AMC Troy, Inc.

•	AMC Flint, Inc.

•	AMC Port Huron, Inc.

•	AMC Chesterfield, Inc.

•	AMC Marquette, Inc.

•	MCA Enterprises Brandon, Inc.

•	Buckeye Group, LLC

•	Buckeye Group II, LLC

•	AMC North Port, Inc.

•	AMC Riverview, Inc.

EXHIBIT B
FORM OF NOTE

$6,000,000.00	May 5, 2010
FOR VALUE RECEIVED, the borrowing entities identified on Exhibit A attached hereto (jointly and severally, the “Borrower”), promise to pay to the order of RBS Citizens, N.A., a national banking association (the “Lender”), the principal sum of Six Million and no/100 Dollars ($6,000,000.00) or such lesser amount that is the aggregate unpaid principal amount of the Loan made by Lender to Borrower pursuant to Article 1 of the Credit Agreement (as hereinafter defined), in immediately available funds at the office of Lender, 28 State Street, Boston, MA 02109, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Credit Agreement.
Lender is hereby authorized to record based on the loan payment schedule attached hereto, or to otherwise record in accordance with its usual practice (including, without limitation in Lender’s electronic data processing system), the date and amount of each advance and the date and amount of each interest and principal payment hereunder.
This Note is issued pursuant to, and is entitled to the benefits of, the Development Line of Credit Agreement dated of even date herewith (which, as it may be amended or modified and in effect from time to time, is herein called the “Credit Agreement”), between Borrower and Lender, to which Credit Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Credit Agreement.

FLYER ENTERPRISES, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

ANKER, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

2

TMA ENTERPRISES OF NOVI, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

TMA ENTERPRISES OF FERNDALE, LLC, a Michigan limited liability company
By:
	Name:	T. Michael Ansley
	Title:	Manager

AMC WARREN, LLC, a Michigan limited liability company
By:
	Name:	T. Michael Ansley
	Title:	Manager

AMC GRAND BLANC, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

AMC PETOSKEY, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

AMC TROY, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

3

AMC FLINT, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

AMC PORT HURON, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

AMC CHESTERFIELD, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

AMC MARQUETTE, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

MCA ENTERPRISES BRANDON, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

BUCKEYE GROUP, LLC, a Michigan limited liability company
By:
	Name:	T. Michael Ansley
	Title:	Manager

4

BUCKEYE GROUP II, LLC, a Michigan limited liability company
By:
	Name:	T. Michael Ansley
	Title:	Manager

AMC NORTH PORT, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

AMC RIVERVIEW, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

BERKLEY BURGERS, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

TROY BURGERS, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

ANN ARBOR BURGERS, INC., a Michigan corporation
By:
	Name:	T. Michael Ansley
	Title:	President

5

STATE OF
COUNTY OF
Acknowledged by T. Michael Ansley, the President of Berkley Burgers, Inc., Ann Arbor Burgers, Inc., Troy Burgers, Inc., Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., as the Manager of TMA Enterprises of Ferndale, LLC, AMC Warren, LLC, Buckeye Group, LLC and Buckeye Group II, LLC, before me on the                      day of May, 2010.

Signature

Printed name

Notary public, State of Michigan, County of My commission expires Acting in the County of

6

Exhibit A to Note
•	Berkley Burgers, Inc.

•	Ann Arbor Burgers, Inc.

•	Troy Burgers, Inc.

•	Flyer Enterprises, Inc.

•	Anker, Inc.

•	TMA Enterprises of Novi, Inc.

•	TMA Enterprises of Ferndale, LLC

•	AMC Warren, LLC

•	AMC Grand Blanc, Inc.

•	AMC Petoskey, Inc.

•	AMC Troy, Inc.

•	AMC Flint, Inc.

•	AMC Port Huron, Inc.

•	AMC Chesterfield, Inc.

•	AMC Marquette, Inc.

•	MCA Enterprises Brandon, Inc.

•	Buckeye Group, LLC

•	Buckeye Group II, LLC

•	AMC North Port, Inc.

•	AMC Riverview, Inc.